UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to

Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):

July 22, 2019

IRONWOOD PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34620	04-3404176
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification Number)

301 Binney Street
Cambridge, Massachusetts	02142
(Address of principal	(Zip code)
executive offices)

(617) 621-7722

(Registrant’s telephone number,

including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.001 par value	IRWD	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

As previously disclosed, Ironwood Pharmaceuticals, Inc. (the “Company”) and Allergan plc (“Allergan”), its partner for LINZESS (linaclotide) in the United States and certain other territories, filed a lawsuit in Delaware District Court in November 2016 against certain generic drug manufacturers who had submitted to the Food and Drug Administration Paragraph IV certification notice letters regarding Abbreviated New Drug Applications (“ANDAs”).  Such ANDAs request approval to engage in commercial manufacture, use, sale and offer for sale of proposed generic versions of LINZESS.  This lawsuit, together with all subsequently consolidated lawsuits, is referred to herein as the “ANDA Lawsuit.”

The trial for the ANDA Lawsuit was originally scheduled to begin on June 17, 2019.  However, the trial was postponed as a result of the unavailability of one of the expert witnesses for the generic drug manufacturer defendants to testify in person at the trial due to a serious health issue.  On July 22, 2019, the parties to the ANDA Lawsuit filed a proposed stipulation with the Delaware District Court.  Subject to the court’s approval, the stipulation provides for the trial to be rescheduled to begin on January 7, 2020.

As previously disclosed, the timely filing of the ANDA Lawsuit triggered an automatic 30-month stay of the FDA’s approval of the ANDAs that are the subject of the ANDA Lawsuit to as early as February 29, 2020 (unless the court earlier issues a decision adverse to the Company and Allergan).  In an effort to preserve the status quo, and subject to the court’s approval, the stipulation would prohibit the defendants in the ANDA Lawsuit from commercially selling or importing into the United States any proposed generic version of LINZESS until the earlier of (i) the date the court issues its trial decision in the ANDA Lawsuit, and (ii) September 20, 2020.

For additional information regarding the ANDA Lawsuit, refer to the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2019 filed with the Securities and Exchange Commission on May 2, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ironwood Pharmaceuticals, Inc.

Dated: July 22, 2019	By:	/s/ Gina Consylman
Name: Gina Consylman
Title: Senior Vice President, Chief Financial Officer